Risk management	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Risk management
36.	Risk management
The Company is exposed to a variety of risks arising from its operations, including price risk (related to crude oil and oil products prices), foreign exchange rates risk, interest rates risk, credit risk and liquidity risk. Corporate risk management is part of the Company’s commitment to act ethically and comply with the legal and regulatory requirements of the countries where it operates. To manage market and financial risks the Company prefers structuring measures through adequate capital and leverage management. While managing risks, the Company considers its corporate governance and controls, technical departments and statutory committees monitoring, under the guidance of the Board of Executive Officers and the Board of Directors. The Company takes account of risks in its business decisions and manages any such risk in an integrated manner in order to enjoy the benefits of diversification.

A summary of the positions of the derivative financial instruments held by the Company and recognized in other current assets and liabilities as of December 31, 2019 , as well as the amounts recognized in the statement of income and other comprehensive income and the guarantees given is set out as follows:

	Statement of Financial Position
	Notional value				Fair value Asset Position (Liability)		Maturity
	12.31.2019		12.31.2018		12.31.2019	12.31.2018
Derivatives not designated for hedge accounting
Future contracts - total (*)		(10,383)		(14,043)	(28)	108

Long position/Crude oil and oil products		9,865		40,017	—	—	2020
Short position/Crude oil and oil products		(20,248)		(54,060)	—	—	2020
Forward contracts
Long position/Foreign currency forwards (BRL/USD) (**)	US$	273	US$	137	—	(2)	2020
Short position/Foreign currency forwards (BRL/USD) (**)	US$	0	US$	92	—	(1)	2020
Long position/Foreign currency forwards (EUR/USD) (**)	EUR	2245	EUR	3000	(45)	(123)	2020
Long position/Foreign currency forwards (GPB/USD) (**)	GBP	505	GBP	450	11	(11)	2020
Short position/Foreign currency forwards (GPB/USD) (**)	GBP	282	GPB	31	(14)	—	2020
Swap
Foreign currency / Cross-currency Swap (**)	GBP	700	GBP	700	32	1	2026
Foreign currency / Cross-currency Swap (**)	GBP	600	GBP	600	(50)	(70.5)	2034
Interest / Swap		3,008		—	6	—	2029/2034
Foreign currency / Cross-currency Swap (**)	US$	240		—	11	—	2024/2029

Total recognized in the Statement of Financial Position					(77)	(99)

(*)	Notional value in thousands of bbl.
(**)	Amounts in US$, GBP and EUR are presented in million.

	Gains/(losses) recognized in the statement of income			Gains/(losses) recognized in Shareholders’ Equity (*)
	2019	2018 Reclassified	2017 Reclassified	2019	2018 Reclassified	2017 Reclassified
	Jan-Dec	Jan-Dec	Jan-Dez	Jan-Dec	Jan-Dec	n/a
Commodity derivatives	(370)	(416)	(121)	—	—	—
Foreign currency derivatives	(166)	(370)	89	—	—	—
Interest rate derivatives	6	—	(9)	—	—	—

	(530)	(786)	(41)	—	—	—
Cash flow hedge on exports (**)	(3,136)	(3,315)	(3,154)	(5,060)	(5,635)	(5,635)

Total	(3,666)	(4,101)	(3,195)	(5,060)	(5,635)	(5,635)

(*)	Amounts recognized as other comprehensive income in the period.
(**)	Using non-derivative financial instruments as designated hedging instruments, as set out in note 28.2.

	Guarantees given as collateral
	12.31.2019	12.31.2018
Commodity derivatives	57	(48)
Foreign currency derivatives	230	70

Total	287	22

A sensitivity analysis of the derivative financial instruments for the different types of market risks as of December 31, 2019 is set out as follows:

Financial Instruments	Risk	Probable Scenario (*)	Reasonably possible scenario (*)	Remote Scenario (*)
Derivatives not designated for hedge accounting
Future contracts	Crude oil and oil products -price changes	—	(128)	(256)
Forward contracts	Foreign currency - depreciation BRL x USD	(3)	(68)	(136)

		(3)	(196)	(392)

(*)
The probable scenario was computed based on the following risks: oil and oil products prices: fair value at December 31, 2019; Real x U.S. Dollar - 1.2% depreciation of the Real. Source: Focus. Reasonably possible and remote scenarios consider 25% and 50% deterioration in the associated risk variables, respectively.

36.1. Risk management of crude oil and oil products prices
The Company is usually exposed to commodity price cycles, although it may use derivative instruments to hedge exposures related to prices of products purchased and sold to fulfill operational needs and in specific circumstances depending on business environment analysis and assessment of whether the Business and Management targets are being met.
Crude Oil
In March 2019, Petrobras implemented a hedge strategy for part of its oil exports foreseen for 2019.
Over-the-Counter
(OTC) put options referenced in the average Brent oil prices from April to the end of 2019 were purchased with strike price of US$ 60/barrel, with premium of US$ 320. In 2018, a similar strategy was implemented, with an average strike price of US$ 65/barrel and total cost of approximately US$ 445.
However, in the third quarter of 2019, based on the significant reduction in cash flow uncertainties concerning the Business and Management Plan for 2019, Petrobras sold the put options at a strike price of US$ 60/barrel, totaling US$ 101 received.
In the year ended December 31, 2019, due to the mark to market of these put options and the increase of the commodity price in the international market, a US$ 216 loss was accounted as other income and expenses (a US$ 401 loss in the year ended December 31, 2018).
Gasoline
Since September 2018, the Company also has executed a hedge strategy related to gasoline prices and foreign exchange rates by using commodity derivatives and non-deliverable
forwards (NDF), in order to give flexibility on its pricing policy for this oil product, allowing the Company to hold gasoline prices constant in the domestic market for periods of up to 15 days. The Company recognized a US$ 11 gain arising from this strategy in the year ended December 31, 2019, recorded in other income and expenses.
Diesel
With the objective of giving additional flexibility to the pricing policy, in December 2018, Petrobras adopted a hedge strategy applied to diesel prices and foreign exchange rates by using NDF, in a manner similar to the strategy applied to gasoline. In June 2019, Petrobras approved the review of the frequency of adjustments in the prices of diesel and gasoline. From then on, the price adjustments of diesel and gasoline are carried out without defined frequency. The Company recognized a US$ 12 loss arising from this strategy on diesel in the year ended December 31, 2019, recorded in other income and expenses.
When applying this hedge strategy, the Company maintains the principles that govern the practice of competitive prices, such as international parity price, margins according to the risks inherent to the operation, share of participation in the market and mechanisms of protection through derivatives.
Other commodity derivative transactions
Petrobras, by use of its assets, positions and market knowledge from its operations in Brazil and abroad, occasionally seeks to optimize some of its commercial operations in the international market, with the use of commodity derivatives to manage price risk. Changes in operations contracted for other commodities derivatives resulted in a US$ 150 loss in 2019 (a US$ 19 gain in 2018).

36.2. Foreign exchange risk management
The Company’s Risk Management Policy provides for, as an assumption, an integrated risk management that extends to the whole corporation, pursuing the benefit from the diversification of its businesses.
By managing its foreign exchange risk, the Company takes into account the group of cash flows derived from its operations. This concept is especially applicable to the risk relating to the exposure of the Brazilian Real against the U.S. dollar, in which future cash flows in U.S. dollar, as well as cash flows in Brazilian Real affected by the fluctuation between both currencies, such as cash flows derived from diesel and gasoline sales in the domestic market, are assessed in an integrated manner.
Accordingly, the financial risk management mainly involves structured actions encompassing the business of the Company.
Changes in the Real/U.S. dollar spot rate, as well as foreign exchange variation of the Real against other foreign currencies, may affect net income and the statement of financial position due to the exposures in foreign currencies, such as:

•	High probable future transactions;

•	Monetary items; and

•	Firm commitments.
The Company seeks to mitigate the effect of potential variations in the Real/U.S. dollar spot rates mainly raising funds denominated in US dollars, aiming at reducing the net exposure between obligations and receipts in this currency, thus representing a form of structural protection that takes into account criteria of liquidity and cost competitiveness.
Foreign exchange variation on future exports denominated in U.S. Dollar in a given period are efficiently hedged by the US dollar debt portfolio taking into account changes in such portfolio over time.
The foreign exchange risk management strategy may involve the use of derivative financial instruments to hedge certain liabilities, mitigating foreign exchange rate risk exposure, especially when the Company is exposed to a foreign currency in which no cash inflows are expected, for example, the Pound Sterling.
In the short-term, the foreign exchange risk is managed by applying resources in cash or cash equivalent denominated in Brazilian Real, U.S. Dollar or in another currency.

a)	Cash Flow Hedge involving the Company’s future exports
Aligned with Company’s foreign exchange risk management, and considering the initial adoption of IFRS 16 on January 1, 2019, the Company performed additional designations in the year ended December 31, 2019, amounting to US$ 28,009 (R$ 108,481 million), in which the hedged item was the highly probable future exports in US dollars, and as hedging instruments lease agreements denominated in US dollars.

The carrying amounts, the fair value as of December 31, 2019, and a schedule of expected reclassifications to the statement of income of cumulative losses recognized in other comprehensive income (shareholders’ equity) based on a US$ 1.00 / R$ 4.0307 exchange rate are set out below:

Present value of hedging instrument notional value at 12.31.2019
Hedging Instrument	HedgedTransactions	Nature of theRisk	Maturity Date	(US$ million)	(R$ million)
Foreign exchange gains and losses on proportion of non- derivative financial instruments cash flows	Foreign exchange gains and losses on a portion of highly probable future monthly ex p orts revenues	Foreign Currency – Real vs U.S. Dollar Spot Rate	January 2019 to December 2028	87,651	353,295

Changes in the present value of hedging instrument notional value	US$	R$ million
Amounts designated as of January 1, 2019	66,168	256,390

Additional hedging relationships designated, designations revoked and hedging instruments re-designated	56,573	222,874
Exports affecting the statement of income	(9,247)	(36,560)
Principal repayments / amortization	(25,843)	(102,827)
Foreign exchange variation	—	13,418

Amounts designated as of December 31, 2019	87,651	353,295

Nominal value of hedging instrument (finance debt and lease liability) at December 31, 2019	104,212	420,046

In the year ended December 31, 2019, the Company recognized a US$ 9 gain within foreign exchange gains (losses) due to ineffectiveness (a US$ 50 loss in 2019).
The average ratio of future exports for which cash flow hedge accounting was designated to the highly probable future exports is 57.7%.
A roll-forward schedule of cumulative foreign exchange losses recognized in other comprehensive income as of December 31, 2019 is set out below:

	Exchange rate	Tax effect	Total
Balance at January 1,2018	(14,508)	4,935	(9,573)

Recognized in Other comprehensive income	(8,950)	3,043	(5,907)
Reclassified to the statement of income - occurred exports	3,315	(1,127)	2,188

Balance at December 31, 2018	(20,143)	6,851	(13,292)

Recognized in Other comprehensive income	(3,510)	1,192	(2,318)
Reclassified to the statement of income - occurred exports	3,136	(1,066)	2,070

Balance at December 31, 2019	(20,517)	6,977	(13,540)

Additional hedging relationships may be revoked or additional reclassification adjustments from equity to the statement of income may occur as a result of changes in forecasted export prices and export volumes following a review of the Company’s business plan. Based on a sensitivity analysis considering a US$ 10/barrel decrease in Brent prices stress scenario, when compared to the Brent price projections in our Strategic Plan 2020-2024, would not indicate a reclassification adjustment from equity to the statement of income.
A schedule of expected reclassification of cumulative foreign exchange losses recognized in other comprehensive income to the statement of income as of December 31, 2019 is set out below:

	2019	2020	2021	2022	2023	2024	2025	2026 to 2028	Total
Expected realization	(4,673)	(4,495)	(4,851)	(3,131)	(1,925)	(505)	259	(1,196)	(20,517)

a.1)	Accounting policy
At inception of the hedge relationship, the Company documents its objective and strategy, including identification of the hedging instrument, the hedged item, the nature of the hedged risk and evaluation of hedge effectiveness requirements.
Considering the natural hedge and the risk management strategy, the Company designates hedging relationships to account for the effects of the existing hedge between a foreign exchange gain or loss from proportions of its long-term debt obligations (denominated in U.S. dollars) and foreign exchange gain or loss of its highly probable U.S. dollar denominated future export revenues, so that gains or losses associated with the hedged transaction (the highly probable future exports) and the hedging instrument (debt obligations) are recognized in the statement of income in the same periods.
Foreign exchange gains and losses on proportions of debt obligations and lease liability
(non-derivative
financial instruments) have been designated as hedging instruments.
The highly probable future exports for each month are hedged by a proportion of the debt obligations with an equal US dollar nominal amount. Only a portion of the Company’s forecast exports are considered highly probable.

The Company’s future exports are exposed to the risk of variation in the Brazilian Real/U.S. dollar spot rate, which is offset by the converse exposure to the same type of risk with respect to its debt denominated in US dollar.
The hedge relationships are assessed on a monthly basis and they may cease and may be re-designated
in order to achieve the risk management strategy.
Foreign exchange gains and losses relating to the effective portion of such hedges are recognized in other comprehensive income and reclassified to the statement of income within finance income (expense) in the periods when the hedged item affects the statement of income. The gains or losses relating to the ineffective portion are immediately recognized in finance income (expense).
Whenever a portion of future exports for a certain period, for which their foreign exchange gains and losses hedging relationship has been designated is no longer highly probable, the Company revokes the designation and the cumulative foreign exchange gains or losses that have been recognized in other comprehensive income remain separately in equity until the forecast exports occur.
If future exports for which foreign exchange gains and losses hedging relationship has been designated is no longer expected to occur, any related cumulative foreign exchange gains or losses that have been recognized in other comprehensive income from the date the hedging relationship was designated to the date the Company revoked the designation is immediately recycled from equity to the statement of income.
In addition, when a financial instrument designated as a hedging instrument expires or settles, the Company may replace it with another financial instrument in a manner in which the hedge relationship continues to occur. Likewise, whenever a hedged transaction effectively occurs, its financial instrument previously designated as a hedging instrument may be designated for a new hedge relationship.
The gains or losses relating to the ineffective portion are immediately recognized in finance income (expense). Ineffectiveness may occur as hedged items and hedge instruments have different maturity dates and due to discount rate used to determine their present value.

b)	Cross currency swap – Pounds Sterling x Dollar
In 2017, the Company, through its wholly owned subsidiary Petrobras Global Trading B.V. (PGT), entered into cross currency swaps maturing in 2026 and 2034, with notional amounts of £ 700 million and £ 600 million, respectively, in order to hedge its Pounds/U.S. Dollar exposure arising from bonds issued amounting to £ 1,300. The Company recognized a US$ 241 loss in the year ended December 31, 2019 (a US$ 265 gain in the year ended December 31, 2018) arising from this strategy, recorded in finance income (expense). The Company does not expect to settle these swaps before their expiration dates.

c)	Swap contracts – National consumer price index (IPCA) x Brazilian interbank offering rate (CDI) and CDI x Dollar
In September 2019, Petrobras contracted a cross currency swap aiming to protect against exposure arising from the 7 th
issuance of debentures, settled on October 9, 2019, in the total notional amount of US$ 367 for IPCA x CDI operations, maturing in September 2029, and US$ 240 for CDI x U.S. Dollar operations, maturing in September 2024 and September 2029.
The mark to market of IPCA x CDI swap operations registered a US$ 11 gain in the year ended December 31, 2019, while the mark to market of CDI x USD swap operations presented a US$ 7 loss in the same period, both recorded as finance income (expense). The Company does not expect to settle these swaps before their expiration dates.
Changes in future interest rate curves (CDI) may have an impact on the Company’s results, due to the market value of these swap contracts. A sensitivity analysis on CDI with a constant increase (parallel shock) of 100 basis points, all other variables remaining constant, would result in a US$ 20 loss, while a constant reduction (parallel shock) of 100 basis points, would result in a US$ 24 gain.

d)	Non Deliverable Forward (NDF) – Euro x Dollar and Pounds Sterling x Dollar
In 2018, the Company, also through PGT, entered into non deliverable forwards with notional amounts of Euro 3,000 million and £ 419 million, maturing in 2019, in other to reduce its euro x dollar and pounds x dollar exposures raised by bonds issued. In the year ended December 31, 2019, the notional amount was reduced to Euro 2,255 million and £ 167 million, adjusting the protection to a lower exposure to the Euro and Pounds Sterling provided by the repurchase of bonds in these currencies over the course of this period. The Company recognized a US$ 227 loss in the year ended December 31, 2019 arising from this strategy (US$ 139 in the same period of 2018), recorded in finance income (expense). The Company does not expect to settle these NDFs before their expiration dates.

e)	Sensitivity analysis for foreign exchange risk on financial instruments
A sensitivity analysis is set out below, showing the probable scenario for foreign exchange risk on financial instruments, computed based on external data along with stressed scenarios (a 25% and a 50% change in the foreign exchange rates), except for assets and liabilities of foreign subsidiaries, when transacted in a currency equivalent to their respective functional currencies.

Financial Instruments	Exposure at 12.31.2019	Risk	Probable Scenario (*)	Reasonably possible scenario	Remote Scenario
Assets	6,088		74	1,522	3,044
Liabilities	(92,470)	Dollar/Real	(1,130)	(23,094)	(46,188)
Exchange rate - Cross currency swap	(746)		(9)	(187)	(373)
Cash flow hedge on exports	87,651		1,072	21,913	43,826

	1,046		14	309	618
Assets	3	Euro/Real	—	1	2
Liabilities	(18)		—	(5)	(9)

	(15)		—	(4)	(7)
Assets	2,554	Euro/Dollar	(9)	639	1,277
Liabilities	(5,136)		19	(1,284)	(2,568)
Non Deliverable Forward (NDF)	2,524		(9)	631	1,262

	(58)		1	(14)	(29)
Assets	2	Pound Sterling/Real	—	1	1
Liabilities	(21)		—	(5)	(11)

	(19)		—	(4)	(10)
Assets	1,925	Pound Sterling /Dollar	(2)	481	963
Liabilities	(3,863)		5	(966)	(1,932)
Derivative - cross currency swap	1,718		(2)	429	859
Non Deliverable Forward (NDF)	216		—	54	108

	(4)		1	(2)	(2)

Total at December 31, 2019	950		16	285	570

Total at December 31, 2018	848		6	210	422

(*)
On December 31, 2019, the probable scenario was computed based on the following risks: R$ x U.S. Dollar—a 1.2% depreciation of the Real; Iene x Dollar: a 0.4% depreciation of the Iene; Euro x U.S. Dollar: a 0.4% depreciation of the Euro; Pound Sterling x U.S. Dollar: a 0.12% depreciation of the Pound Sterling; Real x Euro: a 0.9% depreciation of the Real; and Real x Pound Sterling—a 1.1% depreciation of the Real . Source: Focus and Bloomberg.

36.3. Interest rate risk management
The Company considers that interest rate risk does not create a significant exposure and therefore, preferably does not use derivative financial instruments to manage interest rate risk, except for specific situations faced by certain subsidiaries of Petrobras.
36.4. Credit risk
Credit risk management in Petrobras aims to mitigate risk of not collecting receivables, financial deposits or collateral from third parties or financial institutions through efficient credit analysis, granting and management based on quantitative and qualitative parameters that are appropriate for each market segment in which the Company operates.
The commercial credit portfolio is broad and diversified and comprises clients from the domestic and foreign markets. Credit granted to financial institutions is related to collaterals received, cash surplus invested and derivative financial instruments. It is spread among “investment grade” international banks rated by international rating agencies and Brazilian banks with low credit risk.
36.4.1. Credit quality of financial assets

a)	Trade and other receivables
The Company has internal credit commissions that assess creditworthiness and define credit limits, which are regularly monitored, based on the customer’s main activity, commercial relationship and credit history with Petrobras, solvency, financial situation and external market assessment of the customer.

b)	Other financial assets
Credit quality of cash and cash equivalents, as well as marketable securities is based on external credit ratings provided by Standard & Poor’s, Moody’s and Fitch. The credit quality of those financial assets, that are neither past due nor considered to be credit impaired, are set out below:

	Cash and cash equivalents		Marketable securities
	2019	2018	2019	2018
AAA	—	—	—	1
AA	1,053	811	—	—
A	1,173	8,421	—	—
BBB	41	51	—	—
BB	3,591	2,599	838	—
B	2	2	—	—
AAA.br	80	706	33	1,077
AA.br	1,224	1,299	48	58
A.br	—	—	—	—
BB.br	—	—	—	—
Other ratings	208	10	27	—

	7,372	13,899	946	1,136

36.5. Liquidity risk
Liquidity risk is represented by the possibility of a shortage of cash or other financial assets in order to settle the Company’s obligations on the agreed dates and is managed by the Company based on policies such as: centralization of cash management, optimization of the level of cash and cash equivalents held and reduction of working capital; maintenance of an adequate cash balance to ensure that cash need for investments and short-term obligations is met even in adverse market conditions; increase in the average debt maturity, increase in funding sources from domestic and international markets (new markets and financial products), as well as funds under the partnership and divestment program.
Following its liability management strategy, the Company regularly evaluates market conditions and may enter into transactions to repurchase its own securities or those of its affiliates, through a variety of means, including tender offers, make whole exercises and open market repurchases, in order to improve its debt repayment profile and cost of debt.
A maturity schedule of the Company’s finance debt (undiscounted), including face value and interest payments is set out as follows:

Maturity	2020	2021	2022	2023	2024	2025 and thereafter	Balance at December 31, 2019	Balance at December 31, 2018
Principal	3,551	4,217	4,829	8,139	8,627	35,921	65,284	85,279
Interest	3,295	3,201	3,024	2,738	2,354	29,247	43,859	51,359

Total	6,846	7,418	7,853	10,877	10,981	65,168	109,143	136,638

36.6. Insurance
The Company’s insurance strategy involves acquiring insurance to cover risks that may produce material impacts and to cover risks that are subject to compulsory insurance coverage (pursuant to legal or contractual requirements). The remaining risks are self-insured and Petrobras intentionally assumes the entire risk by abstaining from contracting insurance. The Company assumes a significant portion of its risk, by entering into insurance policies that have deductible clauses up to the equivalent to US$180.
Additionally, the Company has indemnify clauses in its bylaws, as set out in note 30.
The main information concerning the insurance coverage outstanding at December 31, 2019 is set out below:

Assets	Types of coverage	Amount insured
Facilities, equipment inventory and products inventory	Fire, operational risks and engineering risks	140,248
Tankers and auxiliary vessels	Hulls	3,212
Fixed platforms, floating production systems and offshore drilling units	Oil risks	27,505

Total		170,965

Petrobras does not have loss of earnings insurance or insurance related to automobiles and pipeline networks in Brazil.